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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 14, 2000

                           CONSOLIDATED GRAPHICS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

         TEXAS                         0-24068               76-0190827
(STATE OR OTHER JURISDICTION   (COMMISSION FILE NUMBER)   (I.R.S. EMPLOYER
      OF INCORPORATION)                                   IDENTIFICATION NO.)

                           5858 WESTHEIMER, SUITE 200
                              HOUSTON, TEXAS 77057
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)
       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 787-0977
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ITEM 5. OTHER EVENTS

     On January 14, 2000, Consolidated Graphics, Inc. (the "Company") announced the appointment of an Executive Vice President and Chief Administrative Officer and commented on the status of the Company's share repurchase program. A copy of the press release is attached hereto as Exhibit 99.1.

     The attached press release may contain forward-looking information. Readers are cautioned that such information involves risks and uncertainties, including the possibility that events may occur which preclude completion of pending or future acquisitions by the Company.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (A)  EXHIBITS

     The following exhibit is filed herewith:


     99.1 Press release of the Company dated January 14, 2000, related to the appointment of an Executive Vice President and Chief Administrative Officer and the status of the Company's share repurchase program.

                                    SIGNATURE

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

                                          CONSOLIDATED GRAPHICS, INC.
                                                  (Registrant)
                                          By: /s/ G. Christopher Colville
                                                  G. Christopher Colville
                                                  Executive Vice President-
                                                  Mergers & Acquisitions,
                                                  Chief Financial and
                                                  Accounting Officer

Date:  January 14, 2000